UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 19, 2017

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 19, 2017, the Board of Directors of CSI Compressco GP Inc. (the “Board of Directors”), the general partner of CSI Compressco LP (the “Partnership”), declared a cash distribution attributable to the quarter ended December 31, 2016 of $0.3775 per outstanding unit, which is equal to the previous quarterly distribution. The distribution will be payable on February 14, 2017 to the Partnership's unitholders of record as of the close of business on February 1, 2017.

On January 20, 2017, the Partnership announced that it plans to publicly release its financial results for the quarter ended December 31, 2016 on Tuesday, February 28, 2017, and hold a conference call at 10:30 a.m. Eastern Time on that day to discuss the financial results.

A copy of the press release announcing the cash distribution and schedule for the financial results release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 20, 2017 issued by CSI Compressco LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Timothy A. Knox
Timothy A. Knox
President

Date: January 20, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 20, 2017 issued by CSI Compressco LP.

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